EXHIBIT 99.2




                                    GLIMCHER




                            Supplemental Information
                    For The Three Months Ended March 31, 2005

                              GLIMCHER REALTY TRUST

                            Supplemental Information
                    For the Three Months Ended March 31, 2005

                                TABLE OF CONTENTS

Income Statement Data:
     Quarterly Income Statement                                          Page 1

     Calculation of Funds from Operations and FFO Payout Ratio           Page 2

     EBITDA, Operating Ratios and Earnings per Share                     Page 3

     Segment Reporting                                                   Page 4

Balance Sheet Data:
     Comparative Balance Sheets                                          Page 5

     Market Capitalization and Debt Coverage Ratios                      Page 6

     Debt Schedule                                                       Page 7

     Debt Maturities Schedule                                            Page 8

Operational Data:
     Occupancy Statistics                                                Page 9

     Leasing Results and Re-leasing Spreads                              Page 10

     Mall Portfolio Statistics by Asset Category                         Page 11

     Summary of Significant Tenants                                      Page 12

     Top 10 Regional Mall Tenants                                        Page 13

     Lease Expiration Schedule                                           Page 14

Development Activity:
     Capital Expenditures                                                Page 15

     Redevelopment Activity                                              Page 16

                           Quarterly Income Statement
                             (dollars in thousands)

                                                                                   Three Months Ended March 31,
                                                               --------------------------------------------------------------------
                                                                             2005                                2004
                                                               --------------------------------    --------------------------------
                                                                  As     Discontinued    Pre          As     Discontinued    Pre
                                                               Reported   Operations   FAS 144     Reported   Operations   FAS 144
                                                               --------    --------    --------    --------    --------    --------
Revenues:
Minimum rents                                                  $ 54,017    $      2    $ 54,019    $ 53,025    $  3,261    $ 56,286
Percentage rents                                                  1,046         (15)      1,031       1,440         340       1,780
Tenant reimbursements                                            24,885          (1)     24,884      25,185         592      25,777
Out parcel sales                                                    450           -         450         435           -         435
Other (See components below)                                      4,429           9       4,438       4,742          18       4,760
                                                               --------    --------    --------    --------    --------    --------
Total Revenues                                                   84,827          (5)     84,822      84,827       4,211      89,038
                                                               --------    --------    --------    --------    --------    --------
Expenses:
Property operating expenses                                     (18,677)        (12)    (18,689)    (20,477)       (545)    (21,022)
Real estate taxes                                                (9,979)         (2)     (9,981)     (8,627)       (313)     (8,940)
                                                               --------    --------    --------    --------    --------    --------
                                                                (28,656)        (14)    (28,670)    (29,104)       (858)    (29,962)
Provision for credit losses                                      (1,449)          -      (1,449)     (1,346)       (287)     (1,633)
Other operating expenses                                         (1,782)        (11)     (1,793)     (1,884)        (92)     (1,976)
Cost related to sales of out parcels                                (64)          -         (64)       (387)          -        (387)
Real estate depreciation and amortization                       (18,306)          -     (18,306)    (19,167)     (1,261)    (20,428)
Non-real estate depreciation and amortization                      (518)       (518)       (596)          -        (596)
General and administrative                                       (6,299)         (2)     (6,301)     (2,809)         (1)     (2,810)
                                                               --------    --------    --------    --------    --------    --------
Total Expenses                                                  (57,074)        (27)    (57,101)    (55,293)     (2,499)    (57,792)
                                                               --------    --------    --------    --------    --------    --------

Operating Income                                                 27,753         (32)     27,721      29,534       1,712      31,246

Interest income                                                      66           3          69          60           1          61
Interest expense                                                (21,186)          -     (21,186)    (23,029)       (211)    (23,240)
Loan fee amortization                                              (642)          -        (642)       (994)        (16)     (1,010)
Equity in income of unconsolidated entities                           -           -           -           3           -           3
                                                               --------    --------    --------    --------    --------    --------
Income before minority interest and discontinued operations       5,991         (29)      5,962       5,574       1,486       7,060
Minority interest in operating partnership                         (136)          -        (136)        (54)          -         (54)
                                                               --------    --------    --------    --------    --------    --------
Income from continuing operations                                 5,855         (29)      5,826       5,520       1,486       7,006
Discontinued Operations:
    (Loss) gain on sales of properties                              (30)          -         (30)      3,071           -       3,071
    (Loss) income from operations                                   (29)         29           -       1,486      (1,486)          -
                                                               --------    --------    --------    --------    --------    --------
Net income                                                        5,796           -       5,796      10,077           -      10,077
Preferred stock dividends                                        (4,359)          -      (4,359)     (4,439)          -      (4,439)
Issuance Costs write-off upon Series B Redemption                     -           -           -      (4,878)          -      (4,878)
                                                               --------    --------    --------    --------    --------    --------
Net income available to common shareholders                    $  1,437    $      -    $  1,437    $    760    $      -    $    760
                                                               ========    ========    ========    ========    ========    ========


Components of Other Revenue:
Fee Income                                                     $      -    $      -    $      -    $     14    $      -    $     14
Specialty leasing and sponsorship income                          3,368           9       3,377       3,586          18       3,604
Other                                                             1,061           -       1,061       1,142           -       1,142
                                                               --------    --------    --------    --------    --------    --------
Total                                                          $  4,429    $      9    $  4,438    $  4,742    $     18    $  4,760
                                                               --------    --------    --------    --------    --------    --------

Note: Pre FAS 144 column includes both continuing and discontinued operations.

                      CALCULATION OF FUNDS FROM OPERATIONS
                              and FFO PAYOUT RATIO
                      (in thousands, except per share data)

                                                                   --------------------------------------------------------
                                                                                             2005
                                                                   --------------------------------------------------------
                                                                     3 mos       3 mos      3 mos        3 mos       YTD
                                                                    Mar. 31     June 30    Sept. 30     Dec. 31    Dec. 31
                                                                   --------    --------    --------    --------    --------
Funds from Operations:
Net income available to common shareholders                        $  1,437    $      -    $      -    $      -    $  1,437
Real estate depreciation and amortization                            18,306           -           -           -      18,306
Share of joint venture real estate depreciation
  and amortization                                                        -           -           -           -           -
Minority interest in operating partnership                              136           -           -           -         136
(Gain) loss on sales of properties                                       30           -           -           -          30
                                                                   --------    --------    --------    --------    --------
FFO                                                                $ 19,909    $      -    $      -    $      -    $ 19,909
                                                                   --------    --------    --------    --------    --------

Weighted average common shares outstanding - diluted                 39,703           -           -           -      39,703

FFO per diluted share                                              $   0.50           -           -           -    $   0.50
FFO per diluted share - After add back of 2004
  preferred stock redemption costs                                 $   0.50           -           -           -    $   0.50

                                                                   -----------------------------------------------------------
                                                                                              2004
                                                                   -----------------------------------------------------------
                                                                    3 mos        3 mos       3 mos        3 mos        12 mos
                                                                   Mar. 31      June 30     Sept. 30      Dec. 31      Dec. 31
                                                                   --------     --------    --------     --------     --------
Funds from Operations:
Net income available to common shareholders                        $    760     $  2,553    $ 20,303     $  5,744     $ 29,360
Real estate depreciation and amortization                            20,428       18,783      18,322       19,437       76,970
Share of joint venture real estate depreciation
  and amortization                                                       39            -           -            -           39
Minority interest in operating partnership                               54          251       1,830          771        2,906
(Gain) loss on sales of properties                                   (3,071)          51     (18,777)       2,151      (19,646)
                                                                   --------     --------    --------     --------     --------
FFO                                                                $ 18,210     $ 21,638    $ 21,678     $ 28,103     $ 89,629
                                                                   --------     --------    --------     --------     --------

Weighted average common shares outstanding - diluted                 39,300       39,405      39,547       39,708       39,496

FFO per diluted share                                              $   0.46     $   0.55    $   0.55     $   0.71     $   2.27
FFO per diluted share - After add back of 2004
  preferred stock redemption costs                                 $   0.58     $   0.55    $   0.55     $   0.71     $   2.39

                                                                   --------------------------------------------------------
                                                                                             2005
                                                                   --------------------------------------------------------
                                                                     3 mos       3 mos      3 mos        3 mos       YTD
                                                                    Mar. 31     June 30    Sept. 30     Dec. 31    Dec. 31
                                                                   --------    --------    --------    --------    --------
FFO Payout Ratio:
  Dividend paid per common share/unit                              $ 0.4808    $      -    $      -    $      -    $ 0.4808
  FFO Payout ratio after add back of non-recurring
    issuance cost write off                                            95.9%        0.0%        0.0%        0.0%       95.9%
                                                                   --------    --------    --------    --------    --------

                                                                   -----------------------------------------------------------
                                                                                              2004
                                                                   -----------------------------------------------------------
                                                                    3 mos        3 mos       3 mos        3 mos        12 mos
                                                                   Mar. 31      June 30     Sept. 30      Dec. 31      Dec. 31
                                                                   --------     --------    --------     --------     --------
FFO Payout Ratio:
  Dividend paid per common share/unit                              $ 0.4808     $ 0.4808    $ 0.4808     $ 0.4808     $ 1.9232
  FFO Payout ratio after add back of non-recurring
    issuance cost write off                                            82.9%        87.6%       87.7%        67.9%        80.6%
                                                                   --------     --------    --------     --------     --------


                                                                   --------------------------------------------------------
                                                                                             2005
                                                                   --------------------------------------------------------
                                                                     3 mos       3 mos      3 mos        3 mos       YTD
                                                                    Mar. 31     June 30    Sept. 30     Dec. 31    Dec. 31
                                                                   --------    --------    --------    --------    --------
Non-cash amounts included in FFO
Deferred Leasing Costs                                                1,015           -           -           -       1,015
Straight line adjustment as increase (decrease) to minimum rents        450           -           -           -         450
Fair Value of Debt amortized as reduction to interest expense           107           -           -           -         107
Intangible Amortization increase (decrease) to minimum rents            204           -           -           -         204
Issuance Costs write-off upon Series B Redemption                         -           -           -           -           -

                                                                   -----------------------------------------------------------
                                                                                              2004
                                                                   -----------------------------------------------------------
                                                                    3 mos        3 mos       3 mos        3 mos          YTD
                                                                   Mar. 31      June 30     Sept. 30      Dec. 31      Dec. 31
                                                                   --------     --------    --------     --------     --------
Non-cash amounts included in FFO
Deferred Leasing Costs                                                1,531        1,582       1,147          626        4,886
Straight line adjustment as increase (decrease) to minimum rents        194          513         135         (228)         614
Fair Value of Debt amortized as reduction to interest expense           107          107         107          107          428
Intangible Amortization increase (decrease) to minimum rents            309          239         190          203          941
Issuance Costs write-off upon Series B Redemption                     4,878            -           -            -        4,878

                 EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
                        (dollars and shares in thousands)

                                                                          ---------------------------------------------------------
                                                                                                    2005
                                                                          ---------------------------------------------------------
                                                                            3 mos       3 mos       3 mos       3 mos        YTD
                                                                           Mar. 31     June 30     Sept. 30    Dec. 31     Dec. 31
                                                                          ---------   ---------   ---------   ---------   ---------
Calculation of EBITDA:
Net income                                                                $   5,796   $       -   $       -   $       -   $   5,796
Interest expense (continuing and discontinued operations)                    21,186           -           -           -      21,186
Loan fee amortization (continuing and discontinued operations)                  642           -           -           -         642
Taxes (continuing and discontinued operations)                                  189           -           -           -         189
Depreciation and amortization (continuing and discontinued operations)       18,824           -           -           -      18,824
                                                                          ---------   ---------   ---------   ---------   ---------
EBITDA                                                                       46,637           -           -           -      46,637
Minority Interest in operating partnership                                      136           -           -           -         136
Loss (gain) on sales of properties and properties held for sale and
  impairment charges                                                             30           -           -           -          30
                                                                          ---------   ---------   ---------   ---------   ---------
Adjusted EBITA                                                            $  46,803   $       -   $       -   $       -   $  46,803
                                                                          =========   =========   =========   =========   =========

Operating Ratios:
General and administrative / total revenues                                     7.4%          -           -           -         7.4%
Tenant reimbursements / (real estate taxes + property operating expenses)      86.8%          -           -           -        86.8%

Earnings per Share:
Weighted average common shares outstanding - basic                           35,713           -           -           -      35,713
Weighted average common shares outstanding - diluted                         39,703           -           -           -      39,703

Earnings per share from continuing operations - basic                     $    0.04           -           -           -   $    0.04
Discontinued operations and gain (loss) on sales of properties - basic    $       -           -           -           -   $       -
Earnings per share - basic                                                $    0.04           -           -           -   $    0.04

Earnings per share from continuing operations - diluted                   $    0.04           -           -           -   $    0.04
Discontinued operations and gain (loss) on sales of properties - diluted  $       -           -           -           -   $       -
Earnings per share - diluted                                              $    0.04           -           -           -   $    0.04


                                                                          ---------------------------------------------------------
                                                                                                    2004
                                                                          ---------------------------------------------------------
                                                                            3 mos       3 mos       3 mos       3 mos        YTD
                                                                           Mar. 31     June 30     Sept. 30    Dec. 31     Dec. 31
                                                                          ---------   ---------   ---------   ---------   ---------
Calculation of EBITDA:
Net income                                                                $  10,077   $   6,912   $  24,663   $  10,103   $  51,755
Interest expense (continuing and discontinued operations)                    23,240      23,064      21,856      21,617      89,777
Loan fee amortization (continuing and discontinued operations)                1,010       2,088         692         593       4,383
Taxes (continuing and discontinued operations)                                   21          75         198         357         651
Depreciation and amortization (continuing and discontinued operations)       21,024      19,320      18,849      19,992      79,185
                                                                          ---------   ---------   ---------   ---------   ---------
EBITDA                                                                       55,372      51,459      66,258      52,662     225,751
Minority Interest in operating partnership                                       54         251       1,830         771       2,906
Loss (gain) on sales of properties and properties held for sale and
  impairment charges                                                         (3,071)         51     (18,777)      2,151     (19,646)
                                                                          ---------   ---------   ---------   ---------   ---------
Adjusted EBITA                                                            $  52,355   $  51,761   $  49,311   $  55,584   $ 209,011
                                                                          =========   =========   =========   =========   =========

Operating Ratios:
General and administrative / total revenues                                     3.3%        4.3%        4.3%        4.6%        4.1%
Tenant reimbursements / (real estate taxes + property operating expenses)      86.5%       85.3%       86.2%       89.6%       86.9%

Earnings per Share:
Weighted average common shares outstanding - basic                           35,130      35,501      35,574      35,614      35,456
Weighted average common shares outstanding - diluted                         39,300      39,405      39,547      39,708      39,496

Earnings per share from continuing operations - basic                     $   (0.10)  $    0.01   $    0.08   $    0.21   $    0.21
Discontinued operations and gain (loss) on sales of properties - basic    $    0.12   $    0.06   $    0.49   $   (0.05)  $    0.62
Earnings per share - basic                                                $    0.02   $    0.07   $    0.57   $    0.16   $    0.83

Earnings per share from continuing operations - diluted                   $   (0.10)  $    0.01   $    0.07   $    0.21   $    0.20
Discontinued operations and gain (loss) on sales of properties - diluted  $    0.12   $    0.06   $    0.49   $   (0.05)  $    0.61
Earnings per share - diluted                                              $    0.02   $    0.07   $    0.56   $    0.16   $    0.82

                                SEGMENT REPORTING
                             (dollars in thousands)

                                --------------------------------------------------
                                    For the three months ended March 31, 2005
                                --------------------------------------------------
                                             Community
                                   Malls      Centers      Corporate       Total
                                ----------   ----------   ----------    ----------
Total revenues                  $   80,337   $    3,884   $      606    $   84,827
Total operating expenses            48,777        2,279        6,018        57,074
                                ----------   ----------   ----------    ----------
Operating income (loss)         $   31,560   $    1,605   $   (5,412)   $   27,753
                                ==========   ==========   ==========    ==========

Net property and equipment      $1,685,236   $  125,431   $      800    $1,811,467
                                ==========   ==========   ==========    ==========

Total Assets                    $1,779,096   $  139,764   $   14,472    $1,933,332
                                ==========   ==========   ==========    ==========

                                --------------------------------------------------
                                    For the three months ended March 31, 2004
                                --------------------------------------------------
                                             Community
                                   Malls      Centers      Corporate       Total
                                ----------   ----------   ----------    ----------
Total revenues                  $   80,191   $    4,622   $       14    $   84,827
Total operating expenses            49,552        2,669        3,072        55,293
                                ----------   ----------   ----------    ----------
Operating income (loss)         $   30,639   $    1,953   $   (3,058)   $   29,534
                                ==========   ==========   ==========    ==========

Net property and equipment      $1,722,535   $  201,031   $    5,847    $1,929,413
                                ==========   ==========   ==========    ==========

Total Assets                    $1,811,303   $  234,712   $   18,578    $2,064,593
                                ==========   ==========   ==========    ==========

                                 BALANCE SHEETS
                             (dollars in thousands)


                                                     --------------------------
                                                         2005           2004
                                                     --------------------------
                                                       Mar. 31        Dec. 31
                                                     -----------    -----------
Assets:
Land                                                 $   304,337    $   304,363
Building, improvements and equipment                   1,927,526      1,927,317
Developments in progress                                  30,902         21,183
                                                     -----------    -----------
                                                       2,262,765      2,252,863
Less accumulated depreciation                            451,298        436,454
                                                     -----------    -----------
    Net property and equipment                         1,811,467      1,816,409

Deferred Leasing Costs, net                               18,149         18,889

        Net investment in real estate                  1,829,616      1,835,298
                                                     -----------    -----------

Cash and cash equivalents                                  5,051          8,446
Restricted cash                                           13,096         16,330
Tenant accounts receivable, net                           49,450         51,873
Deferred expenses, net                                     8,752          9,449
Prepaid and other assets                                  27,367         25,628
                                                     -----------    -----------
Total Assets                                         $ 1,933,332    $ 1,947,024
                                                     ===========    ===========

Liabilities and Shareholders' Equity:
Mortgage notes payable                               $ 1,323,793    $ 1,328,604
Notes payable                                             82,600         74,000
Accounts payable and accrued expenses                     51,988         53,892
Distributions payable                                     23,238         23,186
                                                     -----------    -----------
                                                       1,481,619      1,479,682

Minority interest in partnership                          22,051         23,520

Shareholders' Equity:
Series F cumulative preferred stock                       60,000         60,000
Series G cumulative preferred stock                      150,000        150,000
Common shares of beneficial interest                         358            357
Additional paid-in capital                               536,494        534,286
Unvested restricted shares                                  (597)             -
Distributions in excess of accumulated earnings         (316,558)      (300,786)
Other comprehensive loss                                     (35)           (35)
                                                     -----------    -----------
Total Liabilities and Shareholders' Equity           $ 1,933,332    $ 1,947,024
                                                     ===========    ===========

                 MARKET CAPITALIZATION, and DEBT COVERAGE RATIOS
                        (dollars and shares in thousands)

                                                       ---------------------------------------------------------------------------
                                                          2005                                   2004
                                                       ----------   --------------------------------------------------------------
                                                          3 mos        3 mos       3 mos        3 mos         3 mos        YTD
                                                         Mar. 31      Mar. 31     June 30      Sept. 30      Dec. 31     Dec. 31
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Share price (end of period)                            $    23.70   $    27.10   $    22.12   $    24.30   $    27.71   $    27.71

Market Capitalization Ratio:
  Common shares outstanding                                35,791       35,389       35,561       35,586       35,683       35,683
  Operating Partnership units outstanding                   3,474        3,563        3,563        3,563        3,474        3,474
                                                       ----------   ----------   ----------   ----------   ----------   ----------
  Total common shares and units outstanding at end
    of period                                              39,265       38,952       39,124       39,149       39,157       39,157
                                                       ==========   ==========   ==========   ==========   ==========   ==========

  Valuation - Common shares and operating
    partnership units outstanding                      $  930,581   $1,055,599   $  865,423   $  951,321   $1,085,040   $1,085,040
  Valuation - Preferred stock                             210,000      210,000      210,000      210,000      210,000      210,000
  Total debt (end of period)                            1,406,393    1,501,768    1,496,069    1,397,134    1,402,604    1,402,604
                                                       ----------   ----------   ----------   ----------   ----------   ----------
  Total market capitalization                          $2,546,974   $2,767,367   $2,571,492   $2,558,455   $2,697,644   $2,697,644
                                                       ==========   ==========   ==========   ==========   ==========   ==========

  Debt / Market capitalization excluding
    joint ventures                                           55.2%        54.3%        58.2%        54.6%        52.0%        52.0%
  Debt / Gross asset value excluding
    joint ventures (1)                                       59.0%        60.2%        60.7%        58.3%        58.9%        58.9%


Debt Coverage Ratios:
Interest coverage ratio                                       2.2          2.3          2.2          2.3          2.6          2.3
(Adjusted EBITDA from page 3 / interest
  expense)
Debt service coverage ratio                                   1.8          1.9          1.9          1.9          2.1          2.0
(Adjusted EBITDA / interest expense +
scheduled principal payments)

(1) Gross Asset Value is total assets plus accumulated depreciation

                                  DEBT SCHEDULE
                             (dollars in thousands)

Mortgage Notes Payable:
-----------------------
                                                                  Interest Rates
                                       Mar. 31       Dec. 31,     --------------  Interest  Payment  Balloon Pmt.        Final
Fixed Rate                               2005         2004         2005    2004     Terms    Terms   at Maturity        Maturity
----------                            ----------   ----------     ------  ------  --------  -------  -----------   -----------------
Montgomery Mall Associates, LP        $   44,075   $   44,257      6.79%   6.79%              (a)    $   43,843           (d)
Weberstown Mall, LLC                      19,315       19,383      7.43%   7.43%              (a)    $   19,033       May 1, 2006
SAN Mall, LP                              33,863       33,985      8.35%   8.35%              (a)    $   32,615           (e)
Colonial Park Mall, LP                    33,332       33,459      7.73%   7.73%              (a)    $   32,033           (e)
Mount Vernon Venture, LLC                  8,941        8,968      7.41%   7.41%              (a)    $    8,624    February 11, 2008
Charlotte Eastland Mall, LLC              45,102       45,292      7.84%   7.84%              (a)    $   42,302           (f)
Morgantown Mall Associates, LP            54,008       54,227      6.89%   6.89%              (a)    $   50,823           (f)
Grand Central, LP                         49,093       49,276      7.18%   7.18%              (a)    $   46,065    February 1, 2009
Johnson City Venture, LLC                 39,499       39,606      8.37%   8.37%              (a)    $   37,026      June 1, 2010
Polaris Center, LLC                       41,270       41,387      8.20%   8.20%              (a)    $   38,543           (g)
Ashland Venture, LLC                      25,651       25,770      7.25%   7.25%              (a)    $   21,817    November 1, 2011
Dayton Mall Venture, LLC                  57,280       57,481      8.27%   8.27%              (a)    $   49,864           (h)
Glimcher WestShore, LLC                   97,897       98,275      5.09%   5.09%              (a)    $   84,824    September 9, 2012
University Mall, LP                       64,741       65,050      7.09%   7.09%              (a)    $   52,524           (i)
PFP Columbus, LLC                        146,068      146,631      5.24%   5.24%              (a)    $  124,572     April 11, 2013
LC Portland, LLC                         136,780      137,285      5.42%   5.42%              (a)    $  116,922           (j)
JG Elizabeth, LLC                        163,197      163,827      4.83%   4.83%              (a)    $  135,194      June 8, 2014
MFC Beavercreek, LLC                     112,022      112,423      5.45%   5.45%              (a)    $   92,762    November 1, 2014
Glimcher SuperMall Venture, LLC           60,905       61,107      7.54%   7.54%              (a)    $   49,969           (k)
Tax Exempt Bonds                          19,000       19,000      6.00%   6.00%              (c)    $   19,000    November 1, 2028
                                      ----------   ----------
                                       1,252,039    1,256,689
                                      ----------   ----------
Variable Rate
-------------
GM Olathe, LLC                            30,000       30,000      4.81%   4.40%     (l)      (b)    $   30,000      June 9, 2006
EM Columbus, LLC                          24,000       24,000      4.85%   4.42%     (m)      (b)    $   24,000     January 1, 2007
Other Variable Rate Debt                  15,538       15,593       (n)     (n)             (a) (b)  $   15,463           (o)
                                      ----------   ----------
                                          69,538       69,593
                                      ----------   ----------
Other
-----
Fair Value Adjustment - Polaris
  Center, LLC                              2,216        2,322
                                      ----------   ----------

Total Mortgage Notes Payable          $1,323,793   $1,328,604
                                      ==========   ==========

(a)  The loan requires monthly payments of principal and interest.
(b)  The loan requires monthly payments of interest only.
(c)  The loan requires semi-annual payments of interest only.
(d)  The loan matures in August 2028, with an optional prepayment date in 2005.
(e)  The loan matures in October 2027, with an optional prepayment date in 2007.
(f) The loan matures in September 2028, with an optional prepayment date in 2008.
(g)  The loan matures in June 2030, with an optional prepayment date in 2010.
(h)  The loan matures in July 2027, with an optional prepayment date in 2012.
(i)  The loan matures in January 2028, with an optional prepayment date in 2013.
(j)  The loan matures in June 2033, with an optional prepayment date in 2013.
(k) The loan matures in September 2029, with an optional prepayment date in 2015.
(l) Interest rate of LIBOR (capped by a derivative at 6.00%) plus 200 basis points until maturity .
(m)  Interest rate of LIBOR plus 200 basis points.
(n) Interest rates ranging from LIBOR plus 195 to 250 basis points (4.75% to 5.19% at March 31, 2005 and 4.34% to 4.78% at December 31, 2004).
(o)  Final maturity dates ranging from August 2005 to May 2006.

                                 DEBT MATURITIES
                             (dollars in thousands)

                                        Balance
           Description                 3/31/2005       2005         2006         2007         2008         2009         2010
           -----------                 ----------   ----------   ----------   ----------   ----------   ----------   ----------
Fixed Rate
----------
Montgomery Mall Associates, LP         $   44,075   $   44,075   $        -   $        -   $        -   $        -   $        -
Weberstown Mall, LLC                       19,315          190       19,125            -            -            -            -
SAN Mall, LP                               33,863          341          503       33,019            -            -            -
Colonial Park Mall,  LP                    33,332          358          523       32,451            -            -            -
Mount Vernon Venture, LLC                   8,941           76          111          120        8,634
Charlotte Eastland Mall, LLC               45,102          543          793          859       42,907            -            -
Morgantown Mall Associates, LP             54,008          627          907          972       51,502            -            -
Grand Central, LP                          49,093          520          757          814          865       46,137            -
Johnson City Venture, LLC                  39,499          285          427          464          496          549       37,278
Polaris Center, LLC                        41,270          317          471          512          547          604       38,819
Ashland Venture, LLC                       25,651          344          498          536          572          620          668
Dayton Mall Venture, LLC                   57,280          562          831          903          969        1,066        1,159
Glimcher WestShore, LLC                    97,897        1,093        1,549        1,631        1,703        1,807        1,902
University Mall, LP                        64,741          895        1,294        1,390        1,481        1,604        1,723
PFP Columbus, LLC                         146,068        1,628        2,311        2,437        2,548        2,708        2,855
LC Portland, LLC                          136,780        1,454        2,070        2,187        2,290        2,439        2,577
JG Elizabeth, LLC                         163,197        1,827        2,580        2,709        2,823        2,986        3,135
MFC Beavercreek, LLC                      112,022        1,151        1,639        1,732        1,814        1,933        2,043
Glimcher SuperMall Venture, LLC            60,905          564          826          892          949        1,037        1,119
Tax Exempt Bonds                           19,000            -            -            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                        1,252,039       56,850       37,215       83,628      120,100       63,490       93,278
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
Variable Rate
-------------
Other Variable Rate Debt                   15,538        7,900        7,638            -            -            -            -
EM Columbus, LLC                           24,000            -       24,000            -            -            -            -
GM Olathe, LLC                             30,000            -       30,000            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                           69,538        7,900       61,638            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------

Total Mortgage Notes Payable            1,321,577       64,750       98,853       83,628      120,100       63,490       93,278

Credit Facility                            82,600            -       82,600            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total Notes Payable                        82,600            -       82,600            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
Other
-----
Fair Value Adjustment Amortization
  - Polaris Center, LLC                     2,216          321          428          428          428          428          183

Total Debt                             $1,406,393   $   65,071   $  181,881   $   84,056   $  120,528   $   63,918   $   93,461
                                       ==========   ==========   ==========   ==========   ==========   ==========   ==========

           Description                    2011         2012         2013         2014         2015         2016+
           -----------                 ----------   ----------   ----------   ----------   ----------   ----------
Fixed Rate
----------
Montgomery Mall Associates, LP         $        -   $        -   $        -   $        -   $        -   $        -
Weberstown Mall, LLC                            -            -            -            -            -            -
SAN Mall, LP                                    -            -            -            -            -            -
Colonial Park Mall,  LP                         -            -            -            -            -            -
Mount Vernon Venture, LLC
Charlotte Eastland Mall, LLC                    -            -            -            -            -            -
Morgantown Mall Associates, LP                  -            -            -            -            -            -
Grand Central, LP                               -            -            -            -            -            -
Johnson City Venture, LLC                       -            -            -            -            -            -
Polaris Center, LLC                             -            -            -            -            -            -
Ashland Venture, LLC                       22,413            -            -            -            -            -
Dayton Mall Venture, LLC                    1,260       50,530            -            -            -            -
Glimcher WestShore, LLC                     2,003       86,209                         -            -            -
University Mall, LP                         1,851        1,977       52,526            -            -            -
PFP Columbus, LLC                           3,011        3,155      125,415            -            -            -
LC Portland, LLC                            2,722        2,856      118,185            -            -            -
JG Elizabeth, LLC                           3,292        3,437        3,629      136,779            -            -
MFC Beavercreek, LLC                        2,159        2,265        2,409       94,877            -            -
Glimcher SuperMall Venture, LLC             1,208        1,292        1,406        1,517       50,095            -
Tax Exempt Bonds                                -            -            -            -            -       19,000
                                       ----------   ----------   ----------   ----------   ----------   ----------
                                           39,919      151,721      303,570      233,173       50,095       19,000
                                       ----------   ----------   ----------   ----------   ----------   ----------
Variable Rate
-------------
Other Variable Rate Debt                        -            -            -            -            -            -
EM Columbus, LLC                                -            -            -            -            -            -
GM Olathe, LLC                                  -            -            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                -            -            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------

Total Mortgage Notes Payable               39,919      151,721      303,570      233,173       50,095       19,000

Credit Facility                                 -            -            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------
Total Notes Payable                             -            -            -            -            -            -
                                       ----------   ----------   ----------   ----------   ----------   ----------
Other
-----
Fair Value Adjustment Amortization
  - Polaris Center, LLC                         -            -            -            -            -            -

Total Debt                             $   39,919   $  151,721   $  303,570   $  233,173   $   50,095   $   19,000
                                       ==========   ==========   ==========   ==========   ==========   ==========

                              OCCUPANCY STATISTICS



Portfolio Occupancy Statistics
------------------------------
Portfolio occupancy statistics by property type are summarized below:

                                                                   Occupancy (1)

Property Type                          3/31/2005      12/31/2004     9/30/2004      6/30/2004      3/31/2004
-------------                         -----------    -----------    -----------    -----------    -----------
Mall Anchors                                 91.3%          93.7%          94.5%          94.9%          95.0%
Mall Stores                                  87.6%          88.5%          85.8%          86.4%          87.7%
Total Mall Portfolio                         90.0%          91.8%          91.4%          91.8%          92.4%

Community Center Anchors                     63.8%          67.9%          66.2%          79.4%          79.4%
Community Center Stores                      65.3%          66.6%          69.1%          74.3%          74.7%
Total Community Center Portfolio             64.2%          67.6%          66.9%          78.1%          78.2%

                                                                   Occupancy (1)

Property Type                                         3/31/2005                     3/31/2004
-------------                                        -----------                   -----------
Total Mall Portfolio                                        90.0%                         92.4%
Comparable Mall Portfolio                                   90.0%                         92.4%

Total Community Center Portfolio                            64.2%                         78.2%
Comparable Community Center Portfolio                       64.2%                         72.7%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

                     LEASING RESULTS AND RE-LEASING SPREADS


Leasing Activity
----------------
The following table summarizes the new and rollover lease activity by type for the three months ended March 31, 2005:

                                     GLA Analysis         Average Annualized Base Rents
                                     ------------         -----------------------------
                               New     Rollover              New     Rollover           Portfolio
Property Type                 Leases    Leases    Total     Leases    Leases    Total    Average
-------------                -------   -------   -------   -------   -------   -------   -------
Mall Anchors                 115,000    56,038   171,038   $  4.26   $  6.00   $  4.83   $  6.05
Mall Stores                   30,201   114,254   144,455   $ 37.78   $ 23.62   $ 26.58   $ 24.41

Community Center Anchors           -         -         -   $     -   $     -   $     -   $  6.42
Community Center Stores        1,200     7,691     8,891   $ 14.25   $ 10.48   $ 10.99   $ 13.09

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three months ended March 31, 2005 for only those leases where the space was occupied in the previous 24 months.

                                     GLA Analysis                           Average Annualized Base Rents
                                     ------------                           -----------------------------
                                                                                                   Total   Total Prior  Percent
                               New     Rollover              New      Prior    Rollover   Prior     New/     Tenants/  Change in
Property Type                 Leases    Leases    Total     Leases   Tenants    Leases    Rent    Rollover     Rent    Base Rent
-------------                -------   -------   -------   -------   -------   -------   -------   -------   -------    -------
Mall Anchors                  50,000    56,038   106,038   $  2.00   $  5.00   $  6.00   $ 10.95   $  4.11   $  8.14       -49%
Mall Stores                   12,755   112,547   125,302   $ 40.28   $ 35.23   $ 23.89   $ 23.56   $ 25.56   $ 24.75         3%

Community Center Anchors           -         -         -   $     -   $     -   $     -   $     -   $     -   $     -         0%
Community Center Stores        1,200     7,691     8,891   $ 14.25   $ 14.25   $ 10.48   $ 10.63   $ 10.99   $ 11.12        -1%

(1) This report excludes ground leases, ATM's and development projects.

                   MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
                              as of March 31, 2005

MARKET DOMINANT
---------------
                                                                            Average
                                                                          Mall Store   Mall Store  Mall Store  Mall Store  % of Mall
                                                  MSA                      Sales Per    Occupancy   Occupancy   Occupancy  Portfolio
       Property               Location            Size     Total GLA      Square Foot   3/31/2005  12/31/2004   3/31/2004   NOI (1)
------------------------------------------------------------------------------------------------------------------------------------
Jersey Gardens              Elizabeth, NJ           1      1,290,664
Lloyd Center                Portland, OR            23     1,444,224
Mall at Fairfield Commons   Dayton, OH              53     1,052,664
Mall at Johnson City        Johnson City, TN        85       531,092
Polaris Fashion Place       Columbus, OH            33     1,581,831
Weberstown Mall             Stockton, CA            76       859,009
WestShore Plaza             Tampa, FL               21     1,059,015
                                                         --------------------------------------------------------------------------
                                                           7,818,499          $ 397       92.7%       92.1%       91.2%      49%
                                                         --------------------------------------------------------------------------

TRADE AREA DOMINANT
-------------------
                                                                            Average
                                                                          Mall Store   Mall Store  Mall Store  Mall Store  % of Mall
                                                  MSA                      Sales Per    Occupancy   Occupancy   Occupancy  Portfolio
       Property               Location            Size     Total GLA      Square Foot   3/31/2005  12/31/2004   3/31/2004   NOI (1)
------------------------------------------------------------------------------------------------------------------------------------
Ashland Town Center         Ashland, KY           >100       441,371
Colonial Park Mall          Harrisburg, PA         67        745,178
Dayton Mall                 Dayton, OH             53      1,308,242
Eastland Mall  (NC)         Charlotte, NC          34      1,065,056
Grand Central Mall          Parkersburg, WV       >100       907,008
Indian Mound Mall           Columbus, OH           33        557,122
Morgantown Mall             Morgantown, WV        >100       540,422
Northtown Mall              Minneapolis, MN        15        798,472
River Valley Mall           Columbus, OH           33        571,958
Supermall of the Great NW   Seattle, WA            13        942,234
University Mall             Tampa, FL              21      1,316,801
                                                         --------------------------------------------------------------------------
                                                           9,193,864          $ 305       88.3%       88.8%       87.0%      42%
                                                         --------------------------------------------------------------------------

OPPORTUNISTIC
-------------
                                                                            Average
                                                                          Mall Store   Mall Store  Mall Store  Mall Store  % of Mall
                                                  MSA                      Sales Per    Occupancy   Occupancy   Occupancy  Portfolio
       Property               Location            Size     Total GLA      Square Foot   3/31/2005  12/31/2004   3/31/2004   NOI (1)
------------------------------------------------------------------------------------------------------------------------------------
Almeda Mall                 Houston, TX             10       797,543
Eastland Mall  (OH)         Columbus, OH            33       896,480
Great Mall of the Great
  Plains                    Kansas City, KS         26       810,387
Montgomery Mall             Montgomery, AL         >100      726,577
New Towne Mall              New Philadelphia, OH   >100      516,223
Northwest Mall              Houston, TX             10       794,296
Southside Mall              Oneonta, NY            >100      229,908
                                                         --------------------------------------------------------------------------
                                                           4,771,414          $ 245       76.8%       81.3%       82.8%       9%
                                                         --------------------------------------------------------------------------

                                                         --------------------------------------------------------------------------
                TOTAL MALL PORTFOLIO                      21,783,777          $ 331       87.6%       88.5%       87.7%     100%
                                                         --------------------------------------------------------------------------

(1) Based on 2004 Net Operating Income

                         SUMMARY OF SIGNIFICANT TENANTS
                              As of March 31, 2005


          Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent
          ----------------------------------------------------------------------

                                                                                      % of Total
                                                                       Annualized     Annualized
                                        Number of       GLA of          Minimum         Minimum
             Tenant Name                 Stores         Stores            Rent           Rent
             -----------                ---------       ------         ----------     ----------
Gap, Inc.                                   31          413,549         6,441,186        3.1%
Foot Locker, Inc.                           56          242,356         5,798,979        2.8%
Limited Brands, Inc.                        57          324,092         5,765,873        2.8%
Saks Incorporated                           10          867,404         5,284,881        2.6%
Sterling Inc.                               36           57,783         4,285,597        2.1%
Sears Holding Corporation                   24        2,883,307         3,822,984        1.9%
JCPenney Company, Inc.                      19        1,943,614         3,760,453        1.8%
Luxottica Group                             54           85,044         3,086,851        1.5%
Zales Corporation                           42           41,188         2,929,116        1.4%
Burlington Coat Factory                      8          509,249         2,696,468        1.3%
Regal Cinemas                                7          246,293         2,421,225        1.2%
Finish Line, Inc.                           20          112,015         2,370,105        1.1%
American Eagle Outfitters                   18           99,579         2,368,672        1.1%
Genesco Inc.                                42           59,637         2,107,990        1.0%
                                          ----       ----------       -----------       -----
Total tenants representing > 1.0%          424        7,885,110        53,140,380       25.7%
                                          ====       ==========       ===========       =====

                          TOP 10 REGIONAL MALL TENANTS
                              As of March 31, 2005

Mall Stores (ranked by percent of total minimum mall rents)

                                                                                               % of Total
                                                                                Annualized     Annualized
                                                Number of        GLA of          Minimum        Minimum
           Tenant Name                           Stores          Stores           Rents        Mall Rents
           -----------                          ---------        ------         ----------     ----------
Foot Locker, Inc.                                  56            242,356         5,798,979         3.0%
Limited Brands, Inc.                               57            324,092         5,765,873         3.0%
Sterling Inc.                                      35             52,003         4,199,357         2.2%
Gap, Inc. (1)                                      25            248,061         3,992,303         2.1%
Luxottica Group                                    54             85,044         3,086,851         1.6%
Zales Corporation                                  42             41,188         2,929,116         1.5%
Finish Line, Inc.                                  20            112,015         2,370,105         1.2%
American Eagle Outfitters                          18             99,579         2,368,672         1.2%
Genesco, Inc.                                      42             59,637         2,107,990         1.1%
Host Marriott Services USA, Inc.                   3              21,448         1,815,405         0.9%


Mall Anchors (ranked by total GLA)

                                                                                Annualized
                                                Number of        GLA of          Minimum       % of Total
           Tenant Name                           Stores          Stores           Rents         Mall GLA
           -----------                          ---------        ------         ----------     ----------
Sears Holding Corporation                          17          2,409,237         1,763,810        11.1%
JC Penney Company, Inc.                            16          1,889,960         3,642,107         8.7%
Federated Department Stores                        7           1,243,359           250,000         5.7%
May Department Stores                              5           1,234,760           255,000         5.7%
Saks Incorporated                                  10            867,404         5,284,881         4.0%
Bon-Ton Department Stores, Inc.                    8             844,588         1,937,774         3.9%
Dillard's                                          3             533,962             -             2.5%
Burlington Coat Factory                            6             499,726         2,509,468         2.3%
Steve & Barry's University Sportswear              4             277,901         1,781,400         1.3%
Wal-Mart Stores, Inc.                              2             264,734         1,341,846         1.2%

(1) Five Old Navy and one Gap Outlet store are excluded from the table due to classification of stores greater than 20,000 GLA as anchor stores. If these six anchor stores were included, Gap, Inc. would represent 3.1% of total mall minimum rents.

                            LEASE EXPIRATION SCHEDULE
                              As of March 31, 2005


Mall Portfolio
--------------

                                                                       Percent of
                              Anchor         Store          Total     Occupied GLA      Anchor         Store          Total
  Lease         Number     Square Feet    Square Feet    Square Feet   Represented    Annualized     Annualized     Annualized
Expiration        of          of GLA        of GLA         of GLA      by Expiring    Base Rents     Base Rents     Base Rents
   Year         Leases       Expiring      Expiring       Expiring       Leases        Expiring       Expiring       Expiring
   ----         ------       --------      --------       --------       ------        --------       --------       --------
   2005             483        248,260      1,111,371      1,359,631          6.9%      $ 459,346   $ 19,507,043   $ 19,966,389
   2006             385        817,519        979,786      1,797,305          9.2%      4,269,835     18,534,049     22,803,884
   2007             249        629,671        674,696      1,304,367          6.7%      2,030,201     15,514,777     17,544,978
   2008             204        706,165        501,201      1,207,366          6.2%      2,873,684     13,295,499     16,169,183
   2009             243      1,482,640        674,595      2,157,235         11.0%      4,371,402     16,277,248     20,648,650
Thereafter          839      8,873,273      2,902,979     11,776,252         60.1%     27,220,484     69,413,136     96,633,620
                   ----     ----------      ---------    -----------         -----    -----------    -----------    -----------
                  2,403     12,757,528      6,844,628     19,602,156        100.0%   $ 41,224,952   $152,541,752   $193,766,704
                 ======    ===========      =========    ===========        ======   ============   ============   ============

                                             Percent of
                 Anchor          Store       Annualized
               Annualized     Annualized     Base Rents
  Lease        Base Rents/    Base Rents/    Represented
Expiration     Square Foot    Square Foot    by Expiring
   Year        Expiring (1)   Expiring (1)     Leases
   ----        ------------   ------------     ------
   2005            $ 1.85        $ 21.60        10.3%
   2006            $ 5.92        $ 21.25        11.8%
   2007            $ 3.22        $ 24.76         9.1%
   2008            $ 4.07        $ 27.62         8.3%
   2009            $ 4.90        $ 27.17        10.7%
Thereafter         $ 7.20        $ 25.14        49.9%
                                               ------
                   $ 6.05        $ 24.41       100.0%
                                               ======

Community Center Portfolio
--------------------------

                                                                       Percent of
                              Anchor         Store          Total     Occupied GLA      Anchor         Store          Total
  Lease         Number     Square Feet    Square Feet    Square Feet   Represented    Annualized     Annualized     Annualized
Expiration        of          of GLA        of GLA         of GLA      by Expiring    Base Rents     Base Rents     Base Rents
   Year         Leases       Expiring      Expiring       Expiring       Leases        Expiring       Expiring       Expiring
   ----         ------       --------      --------       --------       ------        --------       --------       --------
   2005              32         25,900         99,353        125,253          7.8%       $ 77,700    $ 1,161,031    $ 1,238,731
   2006              19         23,600         65,217         88,817          5.5%        123,900        604,263        728,163
   2007              17         59,658         40,978        100,636          6.3%        375,860        447,181        823,041
   2008              13         48,530         42,010         90,540          5.6%        177,913        326,765        504,678
   2009              14        371,559         47,100        418,659         26.0%      1,370,952        661,930      2,032,882
Thereafter           36        677,385        106,568        783,953         48.8%      5,623,356      1,742,044      7,365,400
                    ---       --------       --------       --------         -----     ----------     ----------     ----------
                    131      1,206,632        401,226      1,607,858        100.0%   $  7,749,681    $ 4,943,214   $ 12,692,895
                   ====     ==========       ========     ==========        ======   ============   ============   ============

                                             Percent of
                 Anchor          Store       Annualized
               Annualized     Annualized     Base Rents
  Lease        Base Rents/    Base Rents/    Represented
Expiration     Square Foot    Square Foot    by Expiring
   Year        Expiring (1)   Expiring (1)     Leases
   ----        ------------   ------------     ------
   2005            $ 3.00        $ 11.69         9.8%
   2006            $ 5.25        $ 10.40         5.7%
   2007            $ 6.30        $ 10.91         6.5%
   2008            $ 3.67        $ 10.08         4.0%
   2009            $ 3.69        $ 14.05        16.0%
Thereafter         $ 8.30        $ 17.50        58.0%
                                               ------
                   $ 6.42        $ 13.09       100.0%
                                               ======

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

                              CAPITAL EXPENDITURES
                             (dollars in thousands)


                                            for the three months ended March 31,
                                            ------------------------------------

                                                Consolidated     Consolidated
                                                 Properties       Properties
                                                    2005             2004
                                               --------------   -------------

New Developments                                  $       61      $        -
                                               --------------   -------------

Redevelopment projects                            $    8,608      $    1,081
                                               --------------   -------------

Property Capital Expenditures:
   Tenant Improvements and Tenant Allowances:
        Anchor Replacement                        $      382      $      817
        Non-anchor replacement                         2,261           1,301
   Operational capital expenditures                      604             675
                                               --------------   -------------
Total Property Capital Expenditures               $    3,247      $    2,793
                                               --------------   -------------

Deferred Leasing Costs                            $    1,015      $    1,531
                                               --------------   -------------

                             REDEVELOPMENT ACTIVITY
                             (dollars in thousands)

                                                                               Planned
                                                    Total     Investments    Investments   Total Planned              Projected
                                                   Project   quarter ended   Remainder of   Investments    Opening    Initial
       Project                    Location          Cost     March 31, 2005      2005       During 2005      Date     Yield (1)
-----------------------------------------------------------------------------------------------------------------------------------
Eastland Mall                  Columbus, OH       $ 19,000       $ 3,200        13,600         16,800       4Q-2005       5%   (2)

Dayton Mall                    Dayton, OH           19,000           200         7,400          7,600        2006        13%

Polaris Fashion Place          Columbus, OH         13,000             -         8,800          8,800        2006        15%

Mall at Fairfield Commons      Dayton, OH           11,900         2,200         4,800          7,000       4Q-2005       8%

Northtown Mall                 Minneapolis, MN       5,500           500         3,200          3,700       4Q-2005      10%

Grand Central Mall             Parkersburg, WV       3,300           100         2,900          3,000       4Q-2005      14%

Montgomery Mall                Montgomery, AL        7,500         2,100         2,100          4,200        2006        10%

Great Mall                     Kansas City, KS       5,000             -         2,300          2,300        2006        10%

Other Miscellaneous Projects                         5,400           300         5,100          5,400

                                                  ----------------------------------------------------
   Total Redevelopments and Expansions            $ 89,600       $ 8,600      $ 50,200       $ 58,800
                                                  ----------------------------------------------------

(1) Represents projected return on current investment only (does not include internal allocation of land value)
(2) After the final phase of redevelopment, the Eastland Mall is projected to stabilize at an overall yield of 12%